PPT-169 – Barclay’s September 2010 Barclay’s Capital CEO Energy-Power Conference September 15, 2010 Exhibit 99.1

EXCO Resources, Inc.

PPT-169 – Barclay’s September 2010
Key Investment Highlights
• EXCO is positioned for growth
– Targeting 30% growth for the next five years
• Strong position in Haynesville/Bossier and Marcellus shale plays
– 8,800 potential drilling locations
• Joint Ventures with BG Group
– Accelerates development of Haynesville/Bossier and Marcellus and infrastructure
• Operational and technical expertise
– Technical headcount has increased more than 200% since January 2008
• Significant held-by-production acreage
– Development pace driven by returns, not lease expirations
• Strong balance sheet
– Target funding drilling program within cash flow
• EXCO is poised to thrive in low price environment
– Focused in core shale areas where a 20% pre-tax IRR can be achieved at current prices
• Experienced management team with successful track record and significant inside ownership
– Officers and directors represent 32.8% of shares outstanding

PPT-169 – Barclay’s September 2010
Delivering What We Promise
Joint venture partner
– Joint ventures with BG Group position EXCO for dramatic upstream and midstream growth
– Combined JV’s netted $1.8 billion of cash and $550 million carry on future drilling through sale of 50% in all production, acreage and associated midstream assets in JV areas
Asset sales
– Closed ~$1.1 billion in additional divestitures during 2009
Debt reduction
(1)
– Reduced debt by approximately $2.1 billion or ~67%
– Increased liquidity to ~$1.2 billion
Shifted strategy
– Strategic shift from acquisition focus to organic growth through development of existing assets
Focus on core areas of our shale plays
– All drilling and acreage additions in specific areas of the plays
– Since late 2008, we have spud more than 100 wells and produced over 100 Bcf of gross natural gas to sales in the Haynesville shale
– Recently added 47,600 net acres (23,800 net to EXCO) in the Shelby Trough; we believe a majority of the acreage is comparable to our DeSoto Parish position
(1) Pro forma for $750 million bond issuance

Average net production (Mmcfe/d)
Net debt outstanding ($ in millions)
YE 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
YE 2009
Q1 2010
Q2 2010
Q3 2010E
Q4 2010E

PPT-169 – Barclay’s September 2010
Production Profile
Positioned for growth while exceeding our economic hurdles in low price environment
• Focused portfolio on Haynesville, Bossier and Marcellus shales
• On track to deliver significant organic production growth in 2010 and beyond
-
50
100
150
200
250
300
350
400
450
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
Actual production Production guidance midpoint Net debt outstanding

Company Overview and Reserve Base
(1)
High quality portfolio focused on shale resources
Texas Texas
Louisiana Louisiana
Pennsylvania Pennsylvania
West West
Virginia Virginia
EXCO Operations Area
• Reserve life of 10.3 years
and 62% Proved Developed
• 260 Bcf of shale assets
booked as proved with
potential for significant
future reserve adds
• Strong position in
Haynesville/Bossier and
Marcellus shale plays
– 8,800 potential drilling
locations
• 80,000 net acres in the
Haynesville play and
pursuing additional leasing
opportunities
• 113,000 net acres in the
Marcellus play and
pursuing additional leasing
opportunities
(1) The reserve estimates provided throughout this document are pro forma for the Common and Appalachia JV transactions and effective as of 3.31.10 with 3.31.10 NYMEX strip pricing, adjusted for differentials and excluding hedge effects, unless otherwise noted
(2) Haynesville and Marcellus acreage throughout this document is net to EXCO’s interest in the JVs; assumes BG Group exercises their option to purchase 50% of recently acquired acreage
Proved Reserves = 1.2 Tcfe
3P Reserves = 3.6 Tcfe
3P+ Reserves = 12.5 Tcfe
Current Net Production = 320 Mmcfe/d
Net acreage (2) : 602,000
Proved Total: 0.1 Tcfe
3P Reserves = 0.1 Tcfe
3P+ Reserves = 0.3 Tcfe
Production:  20 Mmcfe/d
Net acreage: 98,000
Permian
Appalachia
Proved Total: 0.2 Tcfe
3P Reserves = 0.2 Tcfe
3P+ Reserves = 5.9 Tcfe
Production: 18 Mmcfe/d
Net acreage: 335,000
Proved Total: 0.9 Tcfe
3P Reserves = 3.3 Tcfe
3P+ Reserves = 6.3 Tcfe
Production:  262 Mmcfe/d
Net acreage: 169,000
East Texas / North Louisiana
PPT-169 – Barclay’s September 2010

PPT-169 – Barclay’s September 2010
Liquidity and Financial Position
(1) Includes $75.2 million of restricted cash at 6/30/10
(2) Excludes bond premium or discount
(3) Net of $15.2 million in letters of credit
(4) LTM Adjusted EBITDA of $588.9 million pro forma for our joint venture transactions with BG Group and 2009 divestitures as if each transaction occurred on June 30, 2009
• Current liquidity of ~$1.2 billion pro forma for bond offering
Pro forma
Consolidated ($ in thousands) June 30, 2010 June 30, 2010
Cash
(1)
173,273 $       173,273 $
Bank debt (L + 200 - 300bps) 477,500 197,870
7 1/4%
(2)
Senior notes due 2011 444,720 -
7 1/2%
(2)
Senior notes due 2018
- 750,000
Total debt 922,220 $       947,870 $
Net debt 748,947 $       774,597 $
Borrowing base 1,200,000 $    1,200,000 $
Unused borrowing base
(3)
707,300 $       986,930
Unused borrowing base plus cash
(3)
880,573 $       1,160,203 $
Credit statistics
Debt / PD reserves 1.27 $
Debt / proved reserves 0.79 $
Debt / Adjusted EBITDA (LTM)
(4)
1.6x

PPT-169 – Barclay’s September 2010
Derivatives Position
As of June 30, 2010
• Cash settlements for Q2 2010 totaled $46.5 million
• Hedges added in Q2:
NG Oil
2011 30 Mmcf/d
2012 20 Mmcf/d 250 Bbls/d
NYMEX Contract Contract Contract
natural gas price per NYMEX oil price per Equivalent price per
Mmcf Mcf Mbls Bbl Mmcfe Equivalent
Q3 2010 13,940 7.16 $    113 114.96 $     14,616 7.72 $
Q4 2010 13,940 7.21 113 114.96 14,616 7.76
2011 31,025 6.54 548 111.32 34,310 7.69
2012 16,470 6.05 92 109.30 17,019 6.44
2013 5,475 5.99 - - 5,475 5.99
Total 94,653 6.70 $    976 112.39 $     100,508 7.41 $

PPT-169 – Barclay’s September 2010
Capital Spending Summary
Approximately 75% of 2010 spending focused on shales
(1) 2010 budget excludes acquisitions.  Leasing net of BG Group acreage reimbursements.
(2) Related to acquisitions closed prior to June 30, 2010, of which $91 million has been received as of June 30, 2010
• Closed on $454 million of acquisitions
• Expect to receive $131 million
(2)
of acquisition reimbursements from BG Group during 2010
$ in millions Total 2010 Budget
(1)
Development capital expenditures 327 $
Leasing 62
Seismic 20
Gas gathering and water pipelines 23
Corporate and other 40
Capital expenditures before acquisitions 472
Investment in TGGT Holdings, LLC 75
Total investing activities before acquisitions 547 $
Corporate and other
8%
Gas gathering &
water pipelines
5%
Seismic
4%
Leasing
13%
Development capital
expenditures
70%

EXCO Lease Position
Haynesville Shale Area
0 5 10 15 20
Miles

PPT-169 – Barclay’s September 2010
Haynesville Overview
• 80,000 net Haynesville acres
with significant held by
production position
• Optimizing drilling and
completion methods to improve
recoveries and reduce costs
• Average IP rate from our
operated Haynesville horizontal
wells in our core DeSoto Parish
area continues to be ~23
Mmcf/d
• Full scale development will
focus drilling in our core areas
with >20 Mmcf/d IP’s
EXCO / BG
JV Area
Holly Field
Focus Area
Shelby Trough
Focus Area

Shelby Trough Focus Area
Haynesville and Middle Bossier assets
• Located in Shelby Trough
in Shelby, San Augustine
& Nacogdoches Counties,
TX
• 10 operated horizontal
shale wells flowing to
sales (9 Haynesville, 1
Bossier)
• Large acreage holdings in
three areas totaling
approximately 60,800
gross & 47,600 net acres
(JV interest)
• 3 operated rigs currently
running
• First EXCO operated
completion IP’d at 22
Mmcf/d
EXCO Lease Position
Haynesville Shale Area
Haynesville Shale Well
Bossier Shale Well
10
PPT-169 – Barclay’s September 2010
Prior Operator Results
• Last 3 Haynesville wells:
– 21, 18 and 22 IP’s
• First Middle Bossier well:
– 11 Mmcf/d IP
Haynesville
3 wells > 15 Mmcf/d IP
Bossier
21 Mmcf/d IP
Shelby
Focus Area
Haynesville
32 Mmcf/d IP
Haynesville
32 Mmcf/d IP
Haynesville
30 Mmcf/d IP
Haynesville
31 Mmcf/d IP
EXCO’s 1 well
22 Mmcf/d IP
Bossier
20 Mmcf/d IP
Bossier
12 Mmcf/d IP
Bossier
9 Mmcf/d IP
Haynesville
12 Mmcf/d IP
st

PPT-169 – Barclay’s September 2010
EXCO Operated Haynesville IP's
DeSoto Parish, LA
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
IP, Mcf/d
Haynesville IP Rate Consistency
23 Mmcf/d average IP in DeSoto Parish
(1)
• Since operations have commenced in Q3 2008, we have spud in excess of 100 Haynesville operated horizontal wells
• Monitor and control pressure drawdown on every well
• Initiated pad drilling operations; simultaneously completed first 4 wells on a single pad in June 2010 with total IP of 92 Mmcf/d
(1) EXCO IP’s defined as highest 24 hour average flow rate to sales
Average Core DeSoto Parish Area
IP rate of 23 Mmcf/d

PPT-169 – Barclay’s September 2010
Pad Drilling
EXCO’s first 4 well, 80 acre spacing super pad - IP rate of 92 Mmcf/d
• 4 wells drilled with 2 rigs on a
9 acre pad in DeSoto Parish
• Completed with 2 frac fleets
• 20 million pounds of proppant
– 400 truckloads or 100
railroad cars
• 23 million gallons of water
– 35 Olympic size pools
• Currently utilizing surface
water; constructing pipeline
project for water sourced from
nearby industrial plant
• Monitoring performance with
microseismic and pressure
observation
2 well heads
2 well heads

Gross Operated Gas Rate, Mmcf/d
2,500
2,000
1,500
1,000
500
-
Apr-08
Jun-08
Aug-08
Oct-08
Dec-08
Feb-09
Apr-09
Jun-09
Aug-09
Oct-09
Dec-09
Feb-10
Apr-10
Jun-10
Aug-10
Oct-10
Dec-10
Feb-11
Apr-11
Jun-11
Aug-11
Oct-11
Dec-11
Feb-12
Apr-12
Jun-12
Aug-12
Oct-12
Dec-12

PPT-169 – Barclay’s September 2010
EXCO Gross Operated Haynesville Shale Forecast
(1)
Poised to deliver significant growth in Haynesville production
~2,000 Mmcf/d Production (High Case)
Currently ~ 500 Mmcf/d Gross
~ 939 Mmcf/d Production
~1,600 Mmcf/d Production
• Have secured firm transportation to ensure takeaway; continuing to evaluate additional takeaway opportunities as needed
Firm Transportation
~1,700 Mmcf/d Production (Low Case)
(1) Forecasted production growth through 2012 is primarily based on our current drilling program of 22 rigs running at year end 2010 (18 rigs running as of June 30, 2010), 22 rigs running during 2011 and 27 rigs running during 2012, our year end Haynesville type curve of 6.6 Bcfe EUR, and current drilling and completion timing

PPT-169 – Barclay’s September 2010
• Further efficiencies expected to reduce average well cost by ~$0.5 million
• Current fracture stimulation costs have remained at Q2 2010 levels
• Drilling costs have decreased since 2H ’09; expect to increase as a result of deeper targets in the Shelby Trough area and certain directional drilling
Haynesville Well Costs and Rate of Return
Haynesville Well Cost Break-Down
2.4
2.1
1.8
2.5
1.4
1.0
1.0
1.2
1.0
2.7
2.4
3.6
2.8
2.6
0.9
$9.9
$9.3
$10.2
0
2
4
6
8
10
12
2H '09 Avg. Cost Q1 Avg. Cost Q2 Avg. Cost
Fracture Stimulation Completion Other Drilling Special Services Rig Costs OCTG
(1) XCO Core Desoto / Shelby Asset locations
(2) Industry average of 800+ Haynesville wells
IP
(Mmcf/d)
Gas price required to
achieve 20% pre-tax IRR
(per Mcf)
XCO Core
(1)
20 $4.00 - $4.25
Industry Avg
(2)
13 $6.00 - $6.25
@ $10mm Well D&C Costs

PPT-169 – Barclay’s September 2010
Haynesville Type Curve
Significant upside from potential shallower decline rates
EXCO’s
current
proved type
curve
b = 1.75
EUR = 9.6 Bcfe
b = 1.25
EUR = 7.6 Bcfe
b = 1.00
EUR = 6.6
Bcfe
Year:    1                 2                3                 4 5                  6                 7            8                  9
20 Mmcf/d
10 Mmcf/d
1 Mmcf/d
100 Mcf/d
10 Mcf/d
Avg Haynesville IP EUR Booked
EXCO Resources 23 Mmcf/d 6.7
Competitor A 17 Mmcf/d 7.5
Competitor B 15 Mmcf/d 7.5

PPT-169 – Barclay's September 2010

PA
WV
0 5 10 20 30 40 50
Miles

PPT-169 – Barclay’s September 2010
Marcellus Overview
Well positioned acreage
Northeast PA Area
Avg IP’s 6-12 Mmcf/d
Major Operators:
Talisman, Cabot, Chesapeake, East
Central PA Area
Avg IP’s 4-7 Mmcf/d
Major Operators:
EXCO, Anadarko, Rex, EOG
Southwest PA Area
Avg IP’s 4-10 Mmcf/d
Major Operators:
Range, Atlas, Consol
Northern WV Area
Avg IP’s 4-7 Mmcf/d
Major Operators:
Chesapeake, EQT, Antero
EXCO Marcellus Acreage
Marcellus Fairway

NY
PA
NJ
WV
MD
ANADARKO has reported
7 Mmcf/day from 2 laterals
ANADARKO
EXCO Litke 7HA
2.3 Mmcf/day from 2280 ft lateral
RANGE
REX Alder Run 1H
4.3 Mmcf/day from 2800 ft lateral
REX
Snow Shoe Team Area
Drilled
2010 Drilling Schedule
Proposed Compressor Site
Proposed Low Pressure Gathering
Competitor Drilled or Spud
Horizontal Marcellus Permits
EXCO Marcellus Acreage
Marcellus Shale Fairway
0 1.25 2.5 5 7.5 10
Miles

PPT-169 – Barclay’s September 2010
• 2010 Drilling program
– 12 horizontal wells in
2010
– Exit year with 3 rigs
running
• Completion activity
– Last well IP’d at 4.0
Mmcf/d from a 4,500’
lateral
•
Current and 30 day
average production
rates of 3.9 Mmcf/d
– Currently completing
three 5,000’+ horizontal
laterals
• Solidifying land position
– Hold 113,000 net
Marcellus acres
– Continuing to block up
acreage
Central Pennsylvania Area
Current Marcellus activity
Planned Q3 Pad
Completions

PPT-169 – Barclay’s September 2010
Marcellus Type Curve and Economics
Year:    1          2          3          4           5         6          7          8         9        10
• Expect average well cost to decrease from current costs of ~$6.5 million to ~$5.0 million by year end 2011 with further expected reductions as development continues
• Expected well cost reductions from improved drilling, completion and logistical efficiencies resulting from multi rig program
(1) Based on forward natural gas strip prices of $4.50, $5.25, $5.50, $5.75 and $6.00 for 2011, 2012, 2013, 2014 and beyond
10 Mmcf/d
1 Mmcf/d
100 Mcf/d
Well Cost
($MM)
Gas price required to
achieve 20% pre tax
IRR (per Mcf)
IRR at
NYMEX strip
pricing
(1)
4.5 $      $3.75 - $4.00 40%
5.5 $      $4.25 - $4.50 25%
6.5 $      $5.00 - $5.25 20%
Lateral = 4,500’
IP = 4,500 Mcf/d
b = 1.49
EUR = 4.5 Bcfe

A BG Group - EXCO alliance

H A R R I S O N
P A N O L A
B O S S I E R
TGG Pipeline
High Pressure Lateral
EXCO Lease Position
Miles

Sales Point
Treatment Facility
TGG Pipeline
High Pressure Lateral
EXCO Lease Position

PPT-169 – Barclay’s September 2010
TGGT Midstream Operations
Additional expansion projects in Shelby Trough
• TGGT throughput currently totals more than 1.1 Bcf/d
• Throughput capacity growing to 2.0 Bcf/d
• Will have amine and glycol facilities with capacity to
treat 1 Bcf/d of natural gas to meet pipeline quality
requirements during 2010; evaluating additional
treating opportunities
• Interconnects in Holly area to several major pipelines
with access to multiple markets
– Regency
– Crosstex
– Centerpoint
– Gulf South
– ETC Tiger (Q1 2011)
– Enterprise Acadian (Q3 2011)
• Building midstream infrastructure in Shelby County
similar to TGG Holly system; multiple interconnects
available
– Tenaska
– ETC
– NGPL
– Enbridge
– TETCO (now in service)

TGGT  East TX / North LA System
TGGT Holly System

PPT-169 – Barclay’s September 2010
Forward Looking Statements
This presentation contains forward-looking statements, as defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. These forward-looking statements relate to, among other things, the following:
• our future financial and operating performance and results;
• our business strategy;
• market prices;
• our future use of derivative financial instruments; and
• our plans and forecasts.
We have based these forward-looking statements on our current assumptions, expectations and projections about future events.
We use the words "may," "expect," "anticipate," "estimate," "believe," "continue," "intend," "plan," "budget" and other similar words to identify forward-looking statements. You should read statements that contain these words carefully because they discuss future expectations, contain projections of results of operations or of our financial condition and/or state other "forward-looking" information. We do not undertake any obligation to update or revise publicly any forward-looking statements, except as required by law. These statements also involve risks and uncertainties that could cause our actual results or financial condition to materially differ from our expectations in this presentation, including, but not limited to:
• fluctuations in prices of oil and natural gas;
• imports of foreign oil and natural gas, including liquefied natural gas;
• future capital requirements and availability of financing;
• continued disruption of credit and capital markets;
• estimates of reserves and economic assumptions;
• geological concentration of our reserves;
• risks associated with drilling and operating wells;
• exploratory risks, including our Marcellus shale play in Appalachia and our Haynesville and Bossier shale plays in East Texas/North Louisiana;
• risks associated with operation of natural gas pipelines and gathering systems;
• discovery, acquisition, development and replacement of oil and natural gas reserves;
• cash flow and liquidity;
• timing and amount of future production of oil and natural gas;
• availability of drilling and production equipment;
• marketing of oil and natural gas;
• developments in oil-producing and natural gas-producing countries;
• title to our properties;
• competition;
• litigation;
• general economic conditions, including costs associated with drilling and operation of our properties;
• environmental or other governmental regulations, including legislation to reduce emissions of greenhouse gases, legislation of derivative financial instruments, regulation of hydraulic fracture stimulation and elimination of income tax incentives available to our industry;
• receipt and collectibility of amounts owed to us by purchasers of our production and counterparties to our derivative financial instruments;
• decisions whether or not to enter into derivative financial instruments;
• potential acts of terrorism;
• actions of third party co-owners of interests in properties in which we also own an interest;
• fluctuations in interest rates; and
•
our ability to effectively integrate companies and properties that we acquire..

PPT-169 – Barclay’s September 2010
Forward Looking Statements (continued)
We believe that it is important to communicate our expectations of future performance to our investors.  However, events may occur in the future that we are unable to accurately predict, or over which we have no control.  You are cautioned not to place undue reliance on a forward-looking statement.  When considering our forward-looking statements, keep in mind the risk factors and other cautionary statements in this presentation, and the risk factors included in our Registration Statement on form S-3 with respect to the senior notes, our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q.
Our revenues, operating results, financial condition and ability to borrow funds or obtain additional capital depend substantially on prevailing prices for oil and natural gas, the availability of capital from our revolving credit facilities and liquidity from capital markets. Declines in oil or natural gas prices may materially adversely affect our financial condition, liquidity, ability to obtain financing and operating results. Lower oil or natural gas prices also may reduce the amount of oil or natural gas that we can produce economically.  A decline in oil and/or natural gas prices could have a material adverse effect on the estimated value and estimated quantities of our oil and natural gas reserves, our ability to fund our operations and our financial condition, cash flow, results of operations and access to capital. Historically, oil and natural gas prices and markets have been volatile, with prices fluctuating widely, and they are likely to continue to be volatile.
Effective January 1, 2010, the United States Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose not only "proved" reserves (i.e., quantities of oil and gas that are estimated to be recoverable with a high degree of confidence), but also "probable" reserves (i.e., quantities of oil and gas that are as likely as not to be recovered) as well as "possible" reserves
(i.e., additional quantities of oil and gas that might be recovered, but with a lower probability than probable reserves). As noted above, statements of reserves are only estimates and may not correspond to the ultimate quantities of oil and gas recovered. Any reserve estimates provided in this presentation that are not specifically designated as being estimates of proved reserves may include estimated reserves not necessarily calculated in accordance with, or contemplated by, the SEC's latest reserve reporting guidelines. Investors are urged to consider closely the disclosure in our Registration Statement on form S-3 with respect to the senior notes, our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and our Quarterly Reports on Form 10-Q which are available on our website at www.excoresources.com under the Investor Relations tab or by calling us at 214-368-2084.